Household Home Equity Loan Trust 2002-1

Distribution Number	13
Beginning Date of Collection Period	20-Mar-03
End Date of Collection Period	20-Apr-03
Distribution Date	21-Apr-03
Previous Distribution Date	20-Mar-03

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advance/Reimbursement	31,032,396.34
Principal Collections	24,489,156.28
Interest Collections (net of servicing fee)	6,217,583.94
Servicing fee	325,656.12
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	31,032,396.34
Interest Paid to Certificates	896,051.69
Principal Paid to Certificates	26,329,940.83
Equity Certificate	3,480,747.70
Servicing Fee	325,656.12

Balance Reconciliation

Begin Principal Balance	781,574,697.81
Principal Collections (including repurchases)	24,489,156.28
Charge off Amount	331,377.17
End Principal Balance	756,754,164.36

Collateral Performance
Cash Yield (% of beginning balance)	10.05%
Charge off Rate (% of beginning balance)	0.51%
Net Yield	9.54%

Delinquent Loans
30-59 days principal balance of loans	18,293,809.84
30-59 days number of loans	187
60-89 days principal balance of loans	3,634,978.66
60-89 days number of loans	40
90+ days principal balance of loans	17,202,593.05
90+ days number of loans	184

Home Equity Loan Detail
Number purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number outstanding beginning of period	8,369
Number outstanding end of period	8,130
Number that went into REO	11
Principal Balance that went into REO	1,350,062.90

Overcollateralization
Begin OC Amount	189,904,415.62
OC Release Amount	0.00
Extra Principal Distribution	1,509,407.38
End OC Amount	191,413,823.00

Target OC Amount	191,413,823.01
Interim OC Amount	189,904,415.63
Interim OC Deficiency	1,509,407.38

Monthly Excess Cashflow	4,990,155.08

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Principal Balance as Percent of Total Original Certificate Balance	55.79%

Interest Calculations
1 month LIBOR	1.28375%
Class A Formula Rate (1-mo. Libor plus 37bps)	1.65375%
Class A Pass-Through Rate	1.65375%
Class M Formula Rate (1-mo. Libor plus 82bps)	2.10375%
Class M Pass-Through Rate	2.10375%
Available Funds Cap	9.78872%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	26.840914
2. Principal Distribution per $1,000	25.982631
3. Interest Distribution per $1,000	0.858283

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.65375%
2. Days in Accrual Period	32

3. Class A Interest Due	773,116.12
4. Class A Interest Paid	773,116.12
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Certificate Principal Balance, BOP	525,929,334.35
2. Class A Principal Due	23,404,400.51
3. Class A Principal Paid	23,404,400.51
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Certificate Principal Balance, EOP	502,524,933.84

7. Class A Certificate Principal Balance as a % of the Original Class A Certificate Principal Balance, EOP
8. Class A Certificate Principal Balance as a % of the Pool Balance, EOP	0.6640531

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	27.074460
2. Principal Distribution per $1,000	25.982631
3. Interest Distribution per $1,000	1.091829

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.10375%
2. Days in Accrual Period	32

3. Class M Interest Due	122,935.57
4. Class M Interest Paid	122,935.57
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Certificate Principal Balance, BOP	65,740,947.83
2. Class M Principal Due	2,925,540.32
3. Class M Principal Paid	2,925,540.32
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Certificate Principal Balance, EOP	62,815,407.51

7. Class M Certificate Principal Balance as a % of the Original Class M Certificate Principal Balance, EOP
8. Class M Certificate Principal Balance as a % of the Pool Balance, EOP	0.0830064